                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12


                             OAKRIDGE ENERGY, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                      N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1)  Title of each class of securities to which transaction applies:
                                      N/A
                ---------------------------------------------------------------

            2)  Aggregate number of securities to which transaction applies:
                                      N/A
                ---------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
                                      N/A
                ---------------------------------------------------------------

            4)  Proposed maximum aggregate value of transaction:
                                      N/A
                ---------------------------------------------------------------

            5)  Total fee paid:

                ---------------------------------------------------------------

[ ]  Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)  Amount Previously Paid:

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            2)  Form, Schedule or Registration Statement No.:

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            3)  Filing Party:

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            4)  Date Filed:

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

                             OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

                 Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Dutchess Room of the Wichita Club, 813 Eighth Street, 5th Floor, Wichita Falls, Texas on Thursday, July 24, 1997, at 2:30 P.M., Wichita Falls Time, for the following purposes:

         (1)     To elect four directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

                 The Board of Directors has fixed the close of business on Wednesday, June 25, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                 You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  June 27, 1997

                                        By Order of the Board
                                            of Directors


                                        /s/ Sandra Pautsky

                                        Sandra Pautsky, Secretary

                             OAKRIDGE ENERGY, INC.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                 July 24, 1997

                       PROXY SOLICITATION AND REVOCATION

                  This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

                  All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

                  Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                  The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is June 27, 1997.

                                 ANNUAL REPORT

                  The Annual Report to Stockholders covering the fiscal year ended February 28, 1997, including financial statements, has previously been mailed to the Company's stockholders.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

                  As of June 25, 1997, there were issued and outstanding 4,981,309 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                  June 25, 1997 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                  As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

                  The following table shows the beneficial ownership of the Company's common stock as of June 25, 1997 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and (ii) the executive officers and directors of the Company as a group.


NAME AND ADDRESS                        AMOUNT                 PERCENT
      OF                             BENEFICIALLY                OF
BENEFICIAL OWNER                         OWNED                  CLASS
----------------                     ------------              -------
Noel Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302           1,936,038(1)               38.87%

Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302           1,462,985(1)               29.37

Noel Pautsky, Trustee of the
  Flem Noel Pautsky, Jr. Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302             908,247                  18.23

Sandra Pautsky, Trustee of
  the Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302             700,000                  14.05

Robert S. Allen
125 Ashlyn Ridge
McDonough, Georgia 30252               346,700                   6.96

Executive officers and directors
as a group (four persons)            3,399,123(1)               68.24

--------------------------
(1) See information pertaining to Mr. Pautsky and Ms. Pautsky under "Election of Directors".

                  As of the date hereof, Noel Pautsky has pledged a substantial portion of his shares in the Company as collateral for his bank borrowings. The pledge arrangement is not believed to involve any potential for a change in control of the Company.

                             ELECTION OF DIRECTORS

                  Four directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company and three of whom (Mr. and Ms. Pautsky and Mr. Croker) serve as executive officers of the Company:


                         BUSINESS                          SHARES OF COMMON
                        EXPERIENCE             YEAR        STOCK BENEFICIALLY
                        AND CURRENT            FIRST       OWNED AS OF JUNE 25,
                        POSITIONS              BECAME          1997 (AND
  NAME AND AGE         WITH COMPANY           DIRECTOR     PERCENT OF CLASS)
-----------------      ------------------     --------     --------------------
Noel Pautsky - 78      Chairman of               1973        1,936,038(1)
                       Board of Directors                       (38.87%)
                       of the Company
                       since December 1981
                       and President of
                       the Company since
                       October 1973

Sandra Pautsky - 55    Executive Vice-           1986        1,462,985(2)
                       President and                            (29.37%)
                       Secretary-Treasurer
                       of the Company since
                       May 1992

Danny Croker - 48      Vice President and        1992               -
                       Assistant Secretary-
                       Treasurer of the
                       Company since May 1992
                       and owner of Exlco,
                       Inc., oil and gas
                       operations

Randy Camp - 44        Partner in the firm       1992           100*
                       of Moore, Camp,
                       Phillips & Company
                       (or its predecessor
                       firms), Certified
                       Public Accountants,
                       Wichita Falls, Texas
                       for more than the
                       past five years

---------------------
*    Represents less than 1% of outstanding common stock.

(1) Includes 50,000 shares owned by Mr. Pautsky's wife and 908,247 shares owned by Mr. Pautsky as the trustee of the Flem Noel Pautsky, Jr. Trust. See "Voting Securities and Principal Holders," above. Mr. Pautsky disclaims any beneficial ownership of the shares owned by his wife and the Flem Noel Pautsky, Jr. Trust.

(2) Includes 700,000 shares owned by the Noel Pautsky Trust of which Ms. Pautsky is the trustee and one of four beneficiaries. See "Voting Securities and Principal Holders," above. Ms. Pautsky disclaims any beneficial ownership of those shares owned by the Noel Pautsky Trust in excess of 175,000 shares (i.e., 25% of 700,000).

                  Sandra Pautsky is the daughter of Noel Pautsky, and Danny Croker is Noel Pautsky's stepson. There are no other family relationships among any of the directors or executive officers of the Company. Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                       BOARD OF DIRECTORS AND COMMITTEES

                  The Company's Board of Directors held one meeting during the fiscal year ended February 28, 1997 and took action by unanimous written consent one additional time. All directors were present at the meeting. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 1998 stating in detail the qualifications of the proposed nominee.

                  Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $1,500 for serving as a director in the fiscal year ended February 28, 1997.

            SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. The rules promulgated by the Commission under
Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

                  Based solely on the Company's review of copies of forms it received and on written representations from the foregoing persons, the Company believes that during the fiscal year ended February 28, 1997, all filing requirements under Section 16(a) of the Exchange Act were met on a timely basis by such persons except that Mr. Pautsky was late in filing Forms 4 with respect to his deemed beneficial interest in 13,000 shares purchased by the Flem Noel Pautsky, Jr. Trust in September 1996 and with respect to 5,850 shares purchased by him and an additional 5,580 shares purchased by the Flem Noel Pautsky, Jr. Trust in November 1996. The September 1996 purchase was timely reported by the Flem Noel Pautsky, Jr. Trust, but such Trust was late in filing a Form 4 to reflect its November 1996 purchase. Subsequent to the fiscal year ended February 28, 1997, Mr. Pautsky was late in filing a Form 4 with respect to his deemed beneficial interest in an additional 15,000 shares purchased and timely reported by the Flem Noel Pautsky, Jr. Trust. Mr. Pautsky disclaims any beneficial ownership of the shares of the Company's common stock owned by the Flem Noel Pautsky, Jr. Trust.

                             EXECUTIVE COMPENSATION

                  The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 28, 1997 of Noel Pautsky, the Company's Chief Executive Officer, who is the only executive officer of the Company whose total annual salary and bonus exceeded $100,000 in any of such years.

                                ANNUAL COMPENSATION
     NAME AND                   --------------------       ALL OTHER
PRINCIPAL POSITION   YEAR       SALARY       BONUS       COMPENSATION(1)
------------------   ----       -------    ---------     ---------------
Noel Pautsky         1997      $ 50,000     $  4,167        $ 1,208
President and        1996        50,000       24,917            902
  Chief Executive    1995       100,000        8,333          3,359
  Officer

-------------------
(1) All other compensation consisted of Company paid life insurance premiums and estimated personal use of a Company owned automobile.

                  The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for all employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached. Because of the age provision, the amount of benefits provided to Mr. Pautsky is $13,750.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Noel Pautsky and Sandra Pautsky are each executive officers, directors and beneficial owners of in excess of 5% of the Company's outstanding common stock. In addition, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock. Noel Pautsky and Sandra Pautsky may be considered to be the parents of the Company by virtue of their beneficial ownership of approximately 68% of the Company's outstanding common stock and their positions with the Company.

                  Mr. Pautsky, Ms. Pautsky, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator. Mr. Pautsky also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

                  At February 28, 1995, Mr. Pautsky, Ms. Pautsky, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust, Mr. Croker and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $10,816. During the two fiscal years ended February 28, 1997, the Company submitted monthly joint interest and other billings to such six parties totaling $126,917, and such parties paid the Company an aggregate of $121,686 with respect to such joint interest and other billings, leaving a balance of $16,047 owed by the six parties to the Company at February 28, 1997. In addition, during fiscal 1996 and 1997 the Company as operator paid Ms. Pautsky, the Noel Pautsky Trust and the Flem Noel Pautsky, Jr. Trust a total of $15,780 in revenues from working interests owned by them in certain of the Company's gas leases in North Texas and with respect to their interests in lease equipment transferred into the Company's inventory after abandonment by the Company of jointly owned leases in the North Texas area. The Company is following the same operating procedures outlined above in the fiscal year ending February 28, 1998.

                  On April 7, 1997, the Company purchased 60,000 shares of its common stock from Sandra Pautsky. The per share price of $2.875 paid by the Company to Ms. Pautsky was the same per share price or a lower per share price than that paid by the Company during approximately the same time period to those unaffiliated stockholders of the Company who requested the Company to purchase their shares of common stock.

                  In addition to the foregoing, the following information, which was previously reported under the caption "Certain Relationships and Related Transactions" in the Company's definitive proxy statement dated June 27, 1996, is again included for the benefit of stockholders.

                  On May 19, 1995, the Company purchased 25,000 shares of its common stock from Danny Croker and an additional 24,750 shares from Exlco. On July 7, 1995, the Company purchased an additional 4,458 shares from Mr. Croker, and on January 22, 1996 the Company purchased 100,000 shares of its common stock from Ms. Pautsky. The per share price of $2.25 paid by the Company to Mr. Croker, Exlco and Ms. Pautsky was the same per share price or a lower per share price than that paid by the Company during approximately the same time periods to those unaffiliated stockholders of the Company who requested the Company to purchase their shares of common stock.

                                  ACCOUNTANTS

                  The Board of Directors of the Company has selected the firm of KPMG Peat Marwick as the principal accountants to audit the financial statements of the Company for the fiscal year ending February 28, 1998. The firm has served as the Company's principal accountants since February 1992.

                  Representatives of KPMG Peat Marwick are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

                  Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by February 28, 1998 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

                  The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

                  All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.

DATED:  June 27, 1997

                             OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


        The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints NOEL PAUTSKY and SANDRA PAUTSKY, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Thursday, July 24, 1997, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

1.      ELECTION OF DIRECTORS

        FOR all nominees listed below          WITHHOLD AUTHORITY
        (except as marked to the               to vote for all
        contrary)                [  ]          nominees listed below        [  ]

        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

        Noel Pautsky, Sandra Pautsky, Danny Croker and Randy Camp

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH IS MADE BY THE COMPANY.

Dated: ______________________, 1997.

                                                                _________ SHARES



                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature (if held jointly)



                                        PLEASE MARK, SIGN, DATE AND RETURN
                                        PROMPTLY THIS PROXY IN THE
                                        ENCLOSED ENVELOPE.


        When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.